Consulting Group
Capital Markets Funds

Small Capitalization Value Equity Investments Ticker: TSVUX

Summary Prospectus >> January 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 1, 2011, are incorporated by reference into the summary prospectus, making them legally part of the summary prospectus. You can find the Fund’s prospectus and other information about the Fund online at http://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html. You can also get this information at no cost by calling 1-877-937-6739 or by sending an e-mail request to client.services@mssb.com.

Investment objective
Above-average capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

Maximum annual TRAK® fee (as a percentage of average quarter-end net assets)	2.00%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.98%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based off of total annual Fund operating expenses including the maximum annual TRAK® fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$301	$921	$1,567	$3,298

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets in the equity securities of small capitalization (or “cap”) companies or in other investments with similar economic characteristics. The Fund defines small cap companies as companies with market caps not exceeding $3 billion or the highest month-end market cap value of any stock in the Russell 2000® Index for the previous 12 months, whichever is greater. The Fund may invest up to 10% of its assets in foreign securities, including emerging markets securities. The Fund may also lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.
The Fund employs a “multi-manager” strategy whereby portions of the Fund are allocated to professional money managers (each, a

Consulting Group Capital Markets   1

“Sub-adviser”, collectively, the “Sub-advisers”) who are responsible for investing the assets of the Fund.

Principal risks of investing in the Fund
Loss of money is a risk of investing in the Fund.
The Fund’s principal risks include:

▶	Market risk, which is the risk that stock prices decline overall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.
▶	Equity risk, which is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.
▶	Investment style risk, which means small cap and/or value stocks could fall out of favor with investors and trail the performance of other types of investments. Many of the risks of this Fund are associated with its emphasis on small cap and value stocks. Both types of style tend to go in and out of favor. Undervalued companies may have recently experienced adverse business developments or other events that have caused their stocks to be out of favor. If a Sub-adviser’s assessment of the company is wrong, or if the market does not recognize the value of the company, the price of the company’s stock may fail to meet expectations.
▶	Small cap risk, which refers to the fact that historically, small cap stocks have been riskier than large and mid cap stocks. Small cap companies tend to be more vulnerable to adverse business and economic events than larger, more established companies. Small cap companies tend to have more limited product lines, capital resources and/or management depth. Small cap companies tend to be more sensitive to changes in earnings results and forecasts and investor expectations and will experience sharper swings in market values. At times, small cap stocks may be less liquid and harder to sell at prices the Sub-advisers believe are appropriate.
▶	Foreign investment risk, which means risk unique to foreign securities, including less information about foreign issuers, less liquid securities markets, political instability and unfavorable changes in currency exchange rates.
▶	Emerging markets risk, emerging market countries are countries that the International Bank for Reconstruction and Development (the World Bank) considers to be emerging or developing. In addition to foreign investment and currency risks, which tend to be amplified in emerging markets, emerging markets may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation. The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession. The Fund also could experience a loss from settlement and custody practices in some emerging markets.
▶	Securities lending risk, which includes the potential insolvency of the borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.
▶	Manager risk, which is the risk that poor security selection by a Sub-adviser will cause the Fund to underperform relevant benchmarks or other investments with similar strategies. This risk is common for all actively managed funds.
▶	Multi-manager risk, which is the risk that the investment styles of the Sub-advisers, may not complement each other as expected by the Manager. The Fund’s exposure to a particular stock, industry or technique could be greater or smaller than if the Fund had a single Sub-adviser. Also, the Fund may experience a higher portfolio turnover rate, which is the frequency with which a Fund sells and replaces its securities within a given period. Higher turnover can increase a Fund’s transaction costs, thereby lowering its returns. It also may generate more taxable short-term gains for shareholders.
For more information on the risks of investing in the Fund please see the “‘Fund details” section in the Prospectus.

Performance
The bar chart below shows how the Fund’s investment results have varied from year to year, and the following table shows how the Fund’s annual total returns for various periods compare to those of the Fund’s benchmark index and Lipper peer group. This information provides some indication of the risks of investing in the Fund. The Fund is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 2.00%. The performance information in the bar chart and table below does not reflect this fee, which would reduce your return. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. For current performance information please see www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

Annual total returns (%) as of December 31, 2009
Small Capitalization Value Equity Investments

Fund’s best and worst calendar quarters
Best: 24.90% in 3rd quarter 2009;
Worst: (23.94)% in 4th quarter 2008
Year-to-date: 11.94% (through 3rd quarter 2010)

2     Consulting Group Capital Markets

Average Annual Total Returns (for the periods ended December 31, 2009)

Inception Date: 11/18/1991	1 year	5 years	10 years

Fund (without advisory program fee)*
Return Before Taxes	37.43%	4.18%	9.71%
Return After Taxes on Distributions	37.01%	1.79%	7.73%
Return After Taxes on Distributions and Sale of Fund Shares	24.32%	3.13%	7.95%
Russell 2000® Value Index (reflects no deduction for expenses or taxes)	20.58%	(0.01)%	8.27%
Lipper Small Cap Value Funds Average	32.57%	0.91%	8.29%

The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
The Fund’s benchmark is the Russell 2000® Value Index. The benchmark represents stocks in the Russell 2000® Index with less-than-average growth orientation. The Russell 2000® Index is comprised of the smallest 2,000 U.S. stocks out of the Russell 3000® universe. Unlike the Fund, the benchmark is unmanaged and does not include any fees or expenses. An investor cannot invest directly in an index.
Additionally, the Fund compares its performance with the Lipper Small Cap Value Funds Average, which is comprised of funds that, by fund practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small cap value funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the S&P SmallCap 600® Index.

Investment adviser
Consulting Group Advisory Services LLC (“CGAS” or the “Manager”), a business of Morgan Stanley Smith Barney Holdings LLC (“MSSBH”), serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Fund.

Sub-advisers and portfolio managers
Delaware Management Company (“Delaware”)
NFJ Investment Group LLC (“NFJ”)
Rutabaga Capital Management LLC (“Rutabaga”)

Portfolio
Manager
Portfolio Manager	Since

Christopher S. Beck, Senior Vice President and Senior Portfolio Manager — Delaware	2005
Paul A. Magnuson, Managing Director — NFJ	1993
Ben J. Fischer, CFA, Managing Director — NFJ	2006
Morley D. Campbell, CFA, Portfolio Manager — NFJ	2009
Peter Schliemann, Managing Principal — Rutabaga	2000
Brent Miley, Principal — Rutabaga	2000
N. Carter Newbold, Principal — Rutabaga	2000
Dennis Scannell, Principal — Rutabaga	2000
Rob Henderson, Principal — Rutabaga	2005

Purchase and sale of Fund shares
Purchases of shares of a Fund must be made through a brokerage account maintained with Morgan Stanley Smith Barney LLC (“MSSB”) or through a broker that clears securities transactions through Citigroup Global Markets Inc. (“CGM”), a clearing broker of MSSB (an introducing broker). You may purchase or sell shares of the Fund at net asset value on any day the New York Stock Exchanges (“NYSE”) is open by contacting your broker.

▶	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in the Fund is $100.
▶	There is no minimum on additional investments.
▶	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.
▶	The Fund and the TRAK® program may vary or waive the investment minimums at any time.

Tax information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two.

Payments to financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Company Act File No. 811-06318

®2011 Morgan Stanley Smith Barney LLC (“MSSB”). CGAS is an affiliate of MSSB.

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